Rule 497(d)

             Delaware Investments Unit Investment Trust, Series 14


                       Power Five Equity Trust, Series 2
                        Power Ten Equity Trust, Series 2
                    Illinois Big Ten Equity Trust, Series 8
                    Minnesota Big Ten Equity Trust, Series 9
                    Missouri Big Ten Equity Trust, Series 8
                       Pacific Ten Equity Trust, Series 4

              Supplement to the Prospectus dated November 4, 1997

     Notwithstanding anything to the contrary in the Prospectus, the Interim Special Redemption Period shall be extended to December 15, 1998. Unitholders of the Trusts who sell or tender their Units for redemption between December 2, 1998 and December 15, 1998 will not be assessed the amount of the deferred sales charge for the Second Year Deferred Period at the time of such sale or redemption.

December 3, 1998